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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): December 17, 2001

                         LEXINGTON B & L FINANCIAL CORP.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Missouri                     0-28120                   43-1739555
         --------                    ------------               ----------
(State or other Jurisdiction of      (Commission               (IRS Employer
 Incorporation or Organization)      File Number)            Identification No.)

                   205 13th Street, Lexington, Missouri 64067
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (660) 259-2247
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)













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ITEM 5. OTHER EVENTS

         On December 17, 2001, the Registrant announced that its Board of Directors had made new appointments to its executive management. Reference is made to the Registrant's press release dated December 17, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS

         99.1     Press Release dated December 17, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEXINGTON B & L Financial Corp.




Dated: December 18, 2001               By: /s/ Erwin Oetting, Jr.
                                           ---------------------------------
                                           Erwin Oetting, Jr.
                                           President and Chief Executive Officer